UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 27, 2003



                             Nittany Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623                23-2925762
----------------------------     ------------------------ ----------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania            16801
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated June 27, 2003.

Item 9.  Regulation FD Disclosure
-------  ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On June 27, 2003, the Registrant announced the closing of the additional common stock offering previously announced on April 25, 2003.

         For further details, reference is made to the attached Press Release dated June 27, 2003 which is incorporated herein by this reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     NITTANY FINANCIAL CORP.



Date: June  27, 2003                        By:      /s/Gary M. Bradley
                                                     ---------------------------
                                                     Gary M. Bradley
                                                     Chief Accounting Officer
                                                     (Duly Authorized Officer)